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                                                                  EXHIBIT 23.1









                         INDEPENDENT AUDITORS' CONSENT



The Stockholders and Board of Directors
Capstone Capital Corporation:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                        KPMG Peat Marwick LLP


Birmingham, Alabama
September 26, 1997